Note 37 - Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Note 37 - Subsequent Events

37            Subsequent events

Investment to build a wind farm in Argentina

On February 16, 2022, the Board of Directors has approved an investment plan to build a wind farm in Argentina at a cost of approximately $190 million which would reduce Tenaris’s CO2 emissions in that country by around 150,000 tons per year, and supply close to 50% of the energy requirements at the integrated seamless pipe mill in Campana, Argentina. This investment is expected to be completed during 2023.

Annual Dividend Proposal

Upon approval of the Company´s annual accounts in March 2022, the Board of Directors intends to propose, for the approval of the Annual General Shareholders' meeting to be held on May 3, 2022, the payment of an annual dividend of $0.41 per share ($0.82 per ADS), or approximately $484 million, which includes the interim dividend of $0.13 per share ($0.26 per ADS) or approximately $153 million, paid on November 24, 2021. If the annual dividend is approved by the shareholders, a dividend of $0.28 per share ($0.56 per ADS), or approximately $331 million will be paid on May 25, 2022, with an ex-dividend date of May 23, 2022. These Consolidated Financial Statements do not reflect this dividend payable.